UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2019
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Boulevard, Suite 127 Fort Lauderdale, Florida	33394
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 5, 2019, Element Solutions Inc ("Element Solutions") held its 2019 annual meeting of stockholders (the "2019 Annual Meeting"). The proposals submitted to a stockholder vote at the 2019 Annual Meeting are described in detail in the Definitive Proxy Statement of Element Solutions for the 2019 Annual Meeting, as filed with the Securities and Exchange Commission on April 25, 2019 (the "Proxy Statement"). Stockholders present in person or by proxy represented 217,837,424 shares of common stock (or approximately 86% of the outstanding shares of common stock of Element Solutions as of April 10, 2019, the record date for the 2019 Annual Meeting).
At the 2019 Annual Meeting, the stockholders of Element Solutions (i) elected the nine directors specifically named in the Proxy Statement, each for a term of one year, (ii) approved, on an advisory basis, the compensation paid by Element Solutions to its named executive officers in 2018, as disclosed in the Proxy Statement ("say-on-pay" vote), and (iii) ratified the appointment of PricewaterhouseCoopers LLP as Element Solutions' independent registered public accounting firm for the fiscal year ending December 31, 2019.
The final voting results regarding each proposal are set forth below:
Proposal 1 - Election of Directors: The stockholders of Element Solutions approved the election of the nine directors specifically named in the Proxy Statement, each of whom to serve until Element Solutions' 2020 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The individuals elected, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of them are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Martin E. Franklin	194,421,963	6,315,539	27,090	17,072,832
Benjamin Gliklich	198,499,115	2,254,047	11,430	17,072,832
Scot R. Benson	196,307,349	4,445,813	11,430	17,072,832
Ian G.H. Ashken	190,829,488	9,908,013	27,091	17,072,832
Christopher T. Fraser	200,589,722	163,436	11,434	17,072,832
Michael F. Goss	196,776,198	3,974,665	13,729	17,072,832
Nichelle Maynard-Elliott	199,864,401	887,927	12,264	17,072,832
E. Stanley O'Neal	196,688,332	4,026,280	49,980	17,072,832
Rakesh Sachdev	189,848,475	10,905,081	11,036	17,072,832
Proposal 2 - Say-on-Pay Vote: The stockholders of Element Solutions approved, on an advisory basis, the compensation paid by Element Solutions to its named executive officers in 2018 as follows:

For	Against	Abstain	Broker Non-Votes
141,383,544	57,085,040	2,296,008	17,072,832
Proposal 3 - Ratification of Auditors: The stockholders of Element Solutions ratified the appointment of PricewaterhouseCoopers LLP as Element Solutions' independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

For	Against	Abstain	Broker Non-Votes
217,734,259	92,524	10,641	--

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC (Registrant)
June 7, 2019	/s/ John E. Capps
(Date)	John E. Capps Executive Vice President, General Counsel and Secretary